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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                PREFERENCE PREMIER(R) VARIABLE ANNUITY CONTRACTS
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 19, 2011
                       TO THE PROSPECTUS DATED MAY 1, 2011

This supplement describes changes to the optional GMIB Max and EDB Max benefits that will be effective for Preference Premier variable annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, if purchased through a MetLife sales representative, write to us at PO Box 10342, Des Moines, IA 50306-0342 (Attention: Fulfillment Unit-Preference Premier) or call us at (800) 638-7732 to request a free copy. If purchased through a New England Financial(R) (NEF) sales representative, write to us at PO Box 14594, Des Moines, IA 50306-0342 or call us at (800) 435-4117 to request a free copy. If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011.

In order to receive the current versions of the GMIB Max and/or EDB Max benefits, your application and necessary information must be received by your Administrative Office, in good order, before the close of the New York Stock Exchange on September 30, 2011.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectus dated May 1, 2011. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I.   GMIB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we receive your application and necessary information, in good order, at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011, and you elect the Guaranteed Minimum Income Benefit Max (GMIB Max) optional benefit, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. You will still be permitted to transfer account value among the five GMIB Max investment portfolios. You should consider how significant the ability to make subsequent purchase payments is for your long-term investment plans. Please see "Investment Allocation Restrictions for Certain Benefits - Potential Restrictions on Subsequent Purchase Payments" and "Living Benefits - Guaranteed Income Benefits - Potential Restrictions on Subsequent Purchase Payments for GMIB Max" in the prospectus.

In the event the subsequent purchase payment restriction is not in place in your state on February 24, 2012, we will notify you in writing and the restriction will be as of the date we indicate to you subsequently in writing.

II.  EDB MAX - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If we receive your application and necessary information, in good order, at your Administrative Office after the close of the New York Stock Exchange on September 30, 2011, and you elect the Enhanced Death Benefit Max (EDB Max) optional benefit, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. You will still be permitted to transfer account value among the five EDB Max investment portfolios. You should consider how significant the ability to make subsequent purchase payments is for your

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long-term investment plans. Please see "Investment Allocation Restrictions for
Certain Benefits - Potential Restrictions on Subsequent Purchase Payments" and "Optional Death Benefits - The Enhanced Death Benefit Max ("EDB Max") and Enhanced Death Benefit II ("EDB II") - Potential Restrictions on Subsequent Purchase Payments for EDB Max" in the prospectus.

In the event the subsequent purchase payment restriction is not in place in your state on February 24, 2012, we will notify you in writing and the restriction will be as of the date we indicate to you subsequently in writing.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PO Box 10342 (MetLife)                                 Telephone: (800) 638-7732
PO Box 14594 (NEF)                                     Telephone: (800) 435-4117
Des Moines, IA 50306-0342

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